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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 13, 2006
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

  781 Third Avenue, King of Prussia, PA                           19406-1409
 (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.1 will be presented by
InterDigital Communications Corporation at the Annual Needham & Company Growth
Conference on January 13, 2006, and may be used at future investor conferences.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act)
or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the
Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits.

       99.1   Investor Presentation of InterDigital Communications Corporation
              dated January 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERDIGITAL COMMUNICATIONS CORPORATION

                             By: /s/Lawrence F. Shay
                                 -----------------------------------
                                 Lawrence F. Shay
                                 General Counsel

Dated:  January 13, 2006

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

    99.1            Investor Presentation of InterDigital Communications
                    Corporation dated January 2006.